Exhibit 77Q(1)(g)


Agreement and Plan of Reorganization dated
October 16, 2007 is incorporated by reference to exhibit (4) of post-effective amendment no. 2 to the Registration Statement filed on Form N-14 on November 26, 2007 (Accession No. 0001193125-
07-252999).